UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2005

Intellisync Corporation

(Exact name of registrant as specified in its charter)

0-21709

(Commission File Number)

Delaware	77-0349154
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2550 North First Street, San Jose, California 95131

(408) 321-7650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)	On May 24, 2005, Intellisync Corporation (the “Company”) issued a press release announcing the resignation from its Board of Directors of Michael Praisner. Mr. Praisner’s resignation is effective as of July 1, 2005.

(d)	The same press release announced the election of Richard Arnold as Chairman of the audit Committee replacing Michael Praisner effective July 1, 2005. In addition, Keith Cornell and Terrence Valeski have been appointed to the Board of Directors.

The press release dated March 24, 2004, concerning the above announcements is incorporated by reference herein and is filed as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Exhibit Title
99.1 1	Press Release of Intellisync Corporation dated May 24, 2005.

1	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2005	INTELLISYNC CORPORATION

	By:	/s/ J. KEITH KITCHEN
J. Keith Kitchen
Chief Financial Officer
(Principal Financial and Accounting Officer)